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Exhibit 2.3

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	NORTHWESTERN CORPORATION Debtor	Case No. 03-12872 Reporting Period: 8/01/04 to 8/31/04

MONTHLY OPERATING REPORT
FOR THE PERIOD 8/01/04 TO 8/31/04

Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank accounts and balances	MOR-1 (cont'd)	X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copy of 941 quarterly tax return
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

        I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

NORTHWESTERN CORPORATION Signature of Debtor Date	September 17, 2004 Date
N/A Signature of Joint Debtor	Date
Signature of Authorized Individual	September 17, 2004 Date
Kendall G. Kliewer Printed Name of Authorized Individual	Controller/Chief Accountant Title

        Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re:	NORTHWESTERN CORPORATION Debtor	Case No. 03-12872 Reporting Period: 8/01/04 to 8/31/04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

CASH BEGINNING OF MONTH	$115,144,821
Cash Receipts from Customers	$68,568,336
Cash Receipts from Colstrip Sales
Restricted Cash	—
Blue Dot payment to (from) NOR	34,508
Income tax refund	83,431

TOTAL RECEIPTS	68,686,275
People Costs
Payroll	(4,137,090)
Benefits	(2,664,831)
Payroll Taxes	(2,054,283)
Severance & KERP	(96,000)

(8,952,204)
AP Check Clearing	(8,777,955)
Gas and Electric Supply	(22,915,928)
Electric Supply—PPL	(11,240,241)
Power Plants	(1,952,257)
Colstrip 4 Cash Subsidy	(1,000,000)
ARI Fleet Lease Payment	(365,342)

(46,251,723)
Sales and Use Tax	(873,891)
Property Taxes	(123,139)
Insurance (including D&O)	(78,026)
Miscellaneous Income (expense)	(305,983)

(1,381,039)
Professional fees: Ordinary course	(1,417,793)
Professional fees: Bankruptcy	(2,788,323)
US Trustee fee	—

(4,206,116)
Contribution in Aid of Construction	—
Secured Debt—Principal pay	—
Secured Debt—Interest	(11,166,138)
DIP Interest expense	—
DIP Financing Fees	—

(11,166,138)
TOTAL DISBURSEMENTS	(71,957,219)
NET CASH FLOW	(3,270,944)

Plus: DIP Credit Facility Draw	—
CASH END OF MONTH	$111,873,877
Total Disbursements (For the Period 07/01/04 to 7/31/04)	$(71,957,219)
Less: Transfers to Debtor in Possession Accounts	—
Plus: Estate Disbursements Made By Outside Sources	—
Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$(71,957,219)

In re:	NORTHWESTERN CORPORATION Debtor	Case No. 03-12872 Reporting Period: 8/01/04 to 8/31/04

BANK ACCOUNTS
Continuation Sheet for MOR-1

        Bank reconciliations are performed on each of the following accounts on a monthly basis and were completed for this reporting period.

Checking and Other Accounts:
CorTrust Bank NA—Webster Account Checking	624000550	Open	$86,508.46
Mellon Bank—Orcom Deposits (EasyPay)	078-63-81	Open	166,613.11
US Bank—Montana Real Estate	1-500-8007-1825	Open	18,805.00
US Bank—Natural Gas Account/Lease Account	150010068453	Open	—
Wells Fargo Bank South Dakota—On Demand Account	841755119	Open	535.29
Wells Fargo—General Corporate	4945053296	Open	36,398,721.96
Wells Fargo—Checking Account	4945080539	Open	(441,339.25)
Wells Fargo—Orcom Depository (Montana)	4945053304	Open	80,573.31
Wells Fargo—Orcom Depository (S Dakota)	4945053312	Open	96,245.98
Wells Fargo—Payroll	4945053320	Open	46,105.19
US Bank—Butte Division	1-562-1000-8470	Open	2,000.00
Wells Fargo—Helena Division	426-0009-005	Open	3,000.00
First Security—Bozeman Division	11353	Open	3,000.00
US Bank—Billings Division	1-520-1016-3060	Open	3,000.00
First Interstate—Missoula Division	1400010100	Open	3,000.00
US Bank—Great Falls Divisions	1-500-1006-8610	Open	3,000.00
Wells Fargo—Kalispell	4270011252	Open	1,000.00
Restricted Cash Accounts
US Bank General—Transition Bonds/Collection	33371500	Restricted	$3,409,781.87
Wells Fargo—BPA Settlement Credits (Interest Bearing)	4945078863	Restricted	518,768.98
Wells Fargo—BPA Collateral Deposit Account (Electric Supply)	2391893308	Restricted	828,885.76
Wells Fargo BPA Collateral Deposit Account (Transmission)	2391910029	Restricted
Wells Fargo Investments Special Funds—South Dry Creek	W45284802	Restricted	1,261,037.53
Wells Fargo Bank Special Funds—South Dry Creek	852-0211430	Restricted
Wells Fargo Investment Special Funds—Strawberry Creek	W45284803	Restricted	247,466.31
Wells Fargo Bank Special Funds—Strawberry Creek	852-0214412	Restricted
US Bank Liquidity Subaccount Natural Gas Funding Trust	33371502	Restricted	461,202.25
US Bank Capital Contribution Natural Gas Funding Trust	33371504	Restricted	313,500.00
US Bank Reserve Account Natural Gas Funding Trust	33371501	Restricted
US Bank Overcollateralization Natural Gas Funding Trust	33371503	Restricted	107,897.02
Wells Fargo—Colstrip No. 4 Account	4050000660	Restricted	2,277,706.57
Wells Fargo—USB Account	4100174432	Restricted	2,877,796.85
Investment Accounts
UBS—NOR Investments	CP 27984 16	Open
SSB—NOR Investments	383-9B889-11 829	Open	75,441,632.91

In re:	NORTHWESTERN CORPORATION Debtor	Case No. 03-12872 Reporting Period: 8/01/04 to 8/31/04

STATEMENT OF OPERATIONS
(Income Statement)

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is earned and expenses when they are incurred, regardless of when cash is actually received or paid.

Gross Revenues	$81,995,961	$974,151,025

Less: Returns and Allowances
Net Revenue	$81,995,961	$974,151,025
Cost of Goods Sold	44,206,876	526,434,880

Gross Profit	37,789,085	447,716,145
Total Operating Expenses Before Depreciation	22,169,926	275,145,523
Depreciation/Depletion/Amortization	6,024,811	68,839,012

Net Profit (Loss) Before Other Income & Expenses	9,594,348	103,731,610
Other Income (attach schedule)	50,326	33,570,636
Interest Expense	7,203,926	84,050,728

Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	2,440,748	53,251,518
Professional Fees	3,021,111	29,737,353
U.S. Trustee Quarterly Fees	—	—
Interest Earned on Accumulated Cash from Chapter 11	59,694	268,482
Gain (Loss) from Sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	(561,420)	1,154,072

Total Reorganization Expenses	2,399,997	30,622,943
Income Taxes	(36,404)	67,737,882

Net Profit (Loss)	$77,155	$(45,109,307)

In re:	NORTHWESTERN CORPORATION Debtor	Case No. 03-12872 Reporting Period: 8/01/04 to 8/31/04

STATEMENT OF OPERATIONS—continuation sheet

Deferred Tax Valuation Allowance	$—	$724,331
Equity in Earnings of Subsidiaries	(293,064)	38,753,648
Impairment of Cornerstone Note	—	(9,072,518)
Interest & Dividend Income	105,517	416,715
Interest Income Related—EXP	—	432,779
Other Income	168,180	2,419,082
AFUDC	119,568	1,199,060
Misc Deductions	(49,875)	(787,230)
500KV Sale Costs	—	(515,231)

	$50,326	$33,570,636

Travel	$3,173	$70,031
Internal Labor	81,856	1,730,490
(Gain) Loss or Reorganization Items	(646,449)	(646,449)

	$(561,420)	$1,154,072

In re:	NORTHWESTERN CORPORATION Debtor	Case No. 03-12872 Reporting Period: 8/01/04 to 8/31/04

BALANCE SHEET

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

CURRENT ASSETS
Unrestricted Cash and Equivalents	$111,873,877	$21,836,214
Restricted Cash and Cash Equivalents	12,304,043	22,579,075
Accounts Receivable (Net)	78,901,254	95,022,575
Accounts Receivable Associated (Net)	926,671,228	899,887,999
Inventories	30,123,812	36,564,153
Regulatory Assets	6,750,508	19,845,867
Other Current Assets	57,235,911	62,768,443

TOTAL CURRENT ASSETS	1,223,860,633	1,158,504,326
Property, Plant and Equipment	2,118,283,741	2,021,553,660
Less Accumulated Depreciation	889,048,494	794,227,137

TOTAL PROPERTY & EQUIPMENT	1,229,235,247	1,227,326,523

GOODWILL AND OTHER INTANGIBLES, NET	375,629,610	375,629,610
Investments	(683,166,471)	(721,480,628)
Regulatory assets	201,106,165	196,242,150
Other Current Assets	49,357,094	61,717,302

TOTAL OTHER ASSETS	(432,703,212)	(463,521,176)
CURRENT LIABILITIES
Accounts payable	$40,938,010
Income taxes payable	72,420,559
Other taxes payable	47,888,121
Interest accrued	6,878,696
Regulatory liabilities	4,601,881
Other Current Liabilities	21,000,437

TOTAL CURRENT LIABILITIES	193,727,704	—

NONCURRENT LIABILITIES
Deferred Income Taxes	39,968,109
Future QF Obligation Reserve	—
Other Noncurrent Liabilities	9,341,261

TOTAL NONCURRENT LIABILITIES	49,309,370	—

TOTAL POST PETITION LIABILITIES	243,037,074	—

CURRENT LIABILITIES
Current maturities of long-term debt	15,688,438	10,755,623
Accounts payable	32,223,898	39,398,103
Income taxes payable	21,530,433	21,530,433
Other taxes payable	—	49,327,187
Interest accrued	42,373,904	51,405,689
Deferred Income Taxes	190,743	4,493,632
Other Current Liabilities	60,057,757	74,072,487

TOTAL CURRENT LIABILITIES	172,065,173	250,983,154

NON CURRENT LIABILITIES
Long-term Debt	1,757,978,402	1,773,323,912
Company Obligated Preferreds	365,550,000	365,550,000
Noncurrent Regulatory Liabilities	28,238,553	32,055,571
Deferred Income Taxes	(9,860,926)	(9,868,663)
Deferred Revenue	14,085,130	16,834,446
Future QF Obligation Reserve	145,602,800	143,604,476
Other Noncurrent Liabilities	254,188,599	254,218,171

TOTAL NONCURRENT LIABILITIES	2,555,782,558	2,575,717,913

NON PRE-PETITION LIABILITIES	2,727,847,731	2,826,701,067
TOTAL LIABILITIES	$2,470,884,805	$2,826,701,067
Capital Stock	65,940,167	65,940,167
Additional Paid-In Capital	301,738,986	301,329,511
Retained Earnings—Pre-Petition	(891,339,536)	(891,339,537)
Retained Earnings—Postpetition	(45,109,307)	—
Accumulated Other Comprehensive Income	(6,092,837)	(4,691,925)

NET OWNER EQUITY	$(574,862,527)	$(528,761,784)

In re:	NORTHWESTERN CORPORATION Debtor	Case No. 03-12872 Reporting Period: 8/01/04 to 8/31/04

STATUS OF POSTPETITION TAXES

A copy of the Debtor's From 941 Quarterly Federal Tax Return is provided.
The Debtor is current in meeting its postpetition obligations to all taxing authorities.

SUMMARY OF UNPAID POSTPETITION DEBTS

Accounts Payable(1)	$3,021,788	$78,645	$939	$$3,131,012
Debit Balance Accounts Payable(2)	(260,042)			(260,042)
Taxes Payable(3)	—			—
Professional Fees	1,659,891			1,659,891
Amounts Due to Insiders*	—			—
Orcom Credit Refunds Payable	(19,600)			(19,600)
Other Accruals(4)	16,972,506			16,972,506
Accruals for Energy Business(5)	19,454,243			19,454,243

Subtotals: Accounts Payable (as on MOR-3)	$40,828,786	$78,645	$939	$$40,938,010
Wages Payable(6)	3,091,818			3,091,818
Total Postpetition Debts	$43,920,604	$78,645	$939	$$44,029,828
Explain how and when the Debtor intends to pay past-due debts.
* "Insider" is defined in 11 U.S.C

(1)
All past due items are expected to be paid promptly.

(2)
This item consists of prepayments and debit entries with a corresponding credit, that, due to timing, were split between August and September.

(3)
The balance sheet item for taxes payable is an accrual for tax obligations. The Debtor is current in meeting its postpetition tax obligations.

(4)
These are not outstanding invoices/payables—they are monthly accruals made for a variety of employee benefits and other accruals.

(5)
These are accruals for the energy business—they are the payable side of netting agreements.

(6)
This amount represents an accrual for the final days (post-pay period) of August (amount is reversed at the beginning of September).

In re:	NORTHWESTERN CORPORATION	Case No. 03-12872
	Debtor	Reporting Period: 8/01/04 to 8/31/04

AGED LISTING OF ACCOUNTS PAYABLE

Vendor Name	Invoice Date	DR	CR	Category
BORDER STATES ELECTRIC SUPPLY	05/18/04	0.00	602.09	61-90 Days
ORCOM PARTIAL REFUND CLEARING ACCT	05/20/04	0.00	40.36	61-90 Days
UPONOR ALDYL COMPANY	05/24/04	0.00	296.88	61-90 Days
DAKOTA RIGGERS & TOOL SUPPLY	06/08/04	0.00	46.56	31-60 Days
ASPLUNDH TREE EXPERT CO	06/11/04	0.00	3,249.20	31-60 Days
ASPLUNDH TREE EXPERT CO	06/11/04	0.00	2,782.50	31-60 Days
GERHOLD BROS. INC	06/15/04	0.00	206.10	31-60 Days
ASPLUNDH TREE EXPERT CO	06/18/04	0.00	935.96	31-60 Days
ASPLUNDH TREE EXPERT CO	06/18/04	0.00	935.96	31-60 Days
ASPLUNDH TREE EXPERT CO	06/18/04	0.00	935.96	31-60 Days
ASPLUNDH TREE EXPERT CO	06/18/04	0.00	927.50	31-60 Days
ASPLUNDH TREE EXPERT CO	06/18/04	0.00	3,249.20	31-60 Days
TP CONSTRUCTION INCORPORATED	06/21/04	0.00	32.50	31-60 Days
UAP TIMBERLAND LLC	06/23/04	0.00	215.00	31-60 Days
ASPLUNDH TREE EXPERT CO	06/25/04	0.00	3,743.82	31-60 Days
ASPLUNDH TREE EXPERT CO	06/25/04	0.00	3,249.20	31-60 Days
FIRE SUPPRESSION SYSTEMS INC	06/29/04	0.00	1,671.25	31-60 Days
O C TANNER RECOGNITION COMPANY	06/30/04	0.00	5,235.17	31-60 Days
AAIM MANAGEMENT ASSOCIATION	06/30/04	0.00	109.00	31-60 Days
BORDER STATES ELECTRIC SUPPLY	06/30/04	0.00	132.66	31-60 Days
PACIFIC NW UTILITIES CONF COMM	07/01/04	0.00	1,982.00	31-60 Days
THE SHERWIN-WILLIAMS COMPANY	07/02/04	0.00	32.24	0-30 Days
GROEBNER & ASSOCIATES INC	07/02/04	0.00	111.71	0-30 Days
GROEBNER & ASSOCIATES INC	07/06/04	0.00	400.37	0-30 Days
ASPLUNDH TREE EXPERT CO	07/09/04	0.00	2,035.91	0-30 Days
ASPLUNDH TREE EXPERT CO	07/09/04	0.00	1,728.11	0-30 Days
ASPLUNDH TREE EXPERT CO	07/09/04	0.00	1,624.60	0-30 Days
ASPLUNDH TREE EXPERT CO	07/09/04	0.00	1,644.60	0-30 Days
ASPLUNDH TREE EXPERT CO	07/10/04	0.00	3,784.22	0-30 Days
MCI	07/12/04	0.00	1,843.01	0-30 Days
INDEPENDENT POWER SYSTEMS INC	07/12/04	0.00	1,843.01	0-30 Days

UAP TIMBERLAND LLC	07/13/04	0.00	322.50	0-30 Days
MIKE SPECIALTIES	07/14/04	0.00	285.00	0-30 Days
UAP TIMBERLAND LLC	07/15/04	0.00	215.00	0-30 Days
GROEBNER & ASSOCIATES INC	07/15/04	0.00	170.28	0-30 Days
ASPLUNDH TREE EXPERT CO	07/16/04	0.00	3,289.20	0-30 Days
UAP TIMBERLAND LLC	07/16/04	0.00	1,843.00	0-30 Days
INDUSTRIAL TOWEL & COVER SUPPLY	07/20/04	0.00	8.65	0-30 Days
INDEPENDENT INSPECTION COMPANY	07/20/04	0.00	4,502.20	0-30 Days
A-OX WELDING SUPPLY CO INC	07/20/04	0.00	60.90	0-30 Days
ORCOM PARTIAL REFUND CLEARING ACCT	07/21/04	0.00	5.99	0-30 Days
JTL GROUP	07/22/04	0.00	553.34	0-30 Days
GROEBNER & ASSOCIATES INC	07/22/04	0.00	40.13	0-30 Days
NORTHWEST PIPE FITTINGS, INC.	07/23/04	0.00	7.51	0-30 Days
ASPLUNDH TREE EXPERT CO	07/23/04	0.00	3,784.22	0-30 Days
ASPLUNDH TREE EXPERT CO	07/23/04	0.00	3,289.20	0-30 Days
LEARNING TREE INTERNATIONAL	07/23/04	0.00	2,390.00	0-30 Days
VERIZON WIRELESS BELLEVUE	07/25/04	0.00	423.85	0-30 Days
VERIZON WIRELESS BELLEVUE	07/25/04	0.00	127.50	0-30 Days
VERIZON WIRELESS BELLEVUE	07/25/04	0.00	98.61	0-30 Days
VERIZON WIRELESS BELLEVUE	07/25/04	0.00	1,284.39	0-30 Days
ELECTRIC MOTOR & PUMP REPAIR	07/26/04	0.00	144.55	0-30 Days
TP CONSTRUCTION INCORPORATED	07/26/04	0.00	1,013.00	0-30 Days
ELSTER ELECTRICITY INC	07/27/04	0.00	6,614.40	0-30 Days
SELECT NETWORKS	07/27/04	0.00	918.00	0-30 Days
NORTHWEST PIPE FITTINGS, INC.	07/28/04	0.00	251.95	0-30 Days
ECOLAB PEST ELIMINATION DIVISION	07/28/04	0.00	42.00	0-30 Days
ALLTEL	07/28/04	0.00	68.38	0-30 Days
ALLTEL	07/28/04	0.00	362.68	0-30 Days
ALLTEL	07/28/04	0.00	1,186.45	0-30 Days
ZUCK SOELTER SURVEYING	07/29/04	0.00	125.00	0-30 Days
OMO CONSTRUCTION INC	07/29/04	0.00	420.00	0-30 Days
TOWN OF BROWNING	07/29/04	0.00	43.56	0-30 Days
NORTHWEST INDUSTRIAL SUPPLY	07/30/04	0.00	9.95	0-30 Days
ASPLUNDH TREE EXPERT CO	07/30/04	0.00	3,456.39	0-30 Days
ASPLUNDH TREE EXPERT CO	07/30/04	0.00	3,456.39	0-30 Days
ASPLUNDH TREE EXPERT CO	07/30/04	0.00	3,415.99	0-30 Days
ASPLUNDH TREE EXPERT CO	07/30/04	0.00	1,760.00	0-30 Days

ASPLUNDH TREE EXPERT CO	07/30/04	0.00	1,676.20	0-30 Days
GROEBNER & ASSOCIATES INC	07/30/04	0.00	355.41	0-30 Days
A-OX WELDING SUPPLY CO INC	07/30/04	0.00	41.22	0-30 Days
J & N ENTERPRISES, INC.	07/30/04	0.00	1,383.69	0-30 Days
STORY DISTRIBUTING COMPANY	07/31/04	0.00	714.69	0-30 Days
KORB CONSTRUCTION	07/31/04	0.00	826.32	0-30 Days
THE MONTANA CLUB	07/31/04	0.00	376.95	0-30 Days
ESSENTIAL INFORMATION SYSTEMS INC	07/31/04	0.00	6,001.41	0-30 Days
THE ISLAND SUPPLY WELDING CO	07/31/04	0.00	45.13	0-30 Days
THE ISLAND SUPPLY WELDING CO	07/31/04	0.00	17.83	0-30 Days
THE ISLAND SUPPLY WELDING CO	07/31/04	0.00	47.76	0-30 Days
KEARNEY HUB	07/31/04	0.00	120.59	0-30 Days
COMPUTER ASSOCIATES	09/07/04	0.00	6,000.00	0-30 Days
AT&T TELECONFERENCE SERVICES	08/01/04	0.00	8,713.97	Current
AT&T TELECONFERENCE SERVICES	08/01/04	0.00	2,763.82	Current
MAURICE HARSHMAN	08/02/04	0.00	60.00	Current
HIGH ALTITUDE DISTRIBUTING	08/02/04	0.00	297.75	Current
UAP TIMBERLAND LLC	08/02/04	0.00	1,382.25	Current
UAP TIMBERLAND LLC	08/02/04	0.00	1,955.50	Current
TRENDPOINT SYSTEMS LLC	08/02/04	0.00	1,340.00	Current
MUELLER COMPANY	08/02/04	0.00	7,559.00	Current
FAIRHAVEN COLONY	08/03/04	0.00	1,000.00	Current
DAKOTA RIGGERS & TOOL SUPPLY	08/03/04	0.00	1,162.86	Current
HOLIDAY INN EXPRESS	08/03/04	0.00	64.75	Current
PRUSSMAN CONTRACTING INC	08/03/04	0.00	155.55	Current
VARTECH SYSTEMS INC	08/03/04	0.00	4,131.40	Current
DAVIS & DAVIS COMPANY	08/04/04	0.00	2,461.68	Current
MATTFELDT ELECTRIC	08/04/04	0.00	280.72	Current
BORDER STATES ELECTRIC SUPPLY	08/04/04	0.00	37.63	Current
NORTHWEST PIPE FITTINGS INC	08/04/04	0.00	25.19	Current
ABB	08/04/04	0.00	1,213.50	Current
WARDEN PAPER INC	08/05/04	0.00	780.00	Current
INDEPENDENT INSPECTION COMPANY	08/05/04	0.00	1,170.40	Current
QUALITROL CORPORATION	08/05/04	0.00	1,420.92	Current
VALMONT INDUSTRIES, INC.	08/05/04	0.00	2,396.00	Current
UPONOR ALDYL COMPANY	08/05/04	0.00	513.80	Current
ITRON INC	08/05/04	0.00	197.52	Current

ITRON INC	08/05/04	0.00	65.84	Current
SIGNS NOW #139	08/05/04	0.00	136.00	Current
STRATEGIC SUPPLY/SAFETY MASTER	08/05/04	0.00	64.51	Current
NATIONAL CENTER FOR APPROPRIATE	08/05/04	0.00	1,671.00	Current
NATIONAL CENTER FOR APPROPRIATE	08/05/04	0.00	4,278.75	Current
NATIONAL CENTER FOR APPROPRIATE	08/05/04	0.00	12,500.00	Current
NATIONAL CENTER FOR APPROPRIATE	08/05/04	0.00	16,880.00	Current
FEDERAL EXPRESS CORP	08/05/04	0.00	30.06	Current
CITY OF HELENA-BUILDING DEPT.	08/05/04	0.00	70.00	Current
MINNKOTA POWER COOPERATIVE INC	08/05/04	0.00	150.00	Current
BORDER STATES ELECTRIC SUPPLY	08/05/04	0.00	1,742.81	Current
BORDER STATES ELECTRIC SUPPLY	08/05/04	0.00	10.13	Current
BORDER STATES ELECTRIC SUPPLY	08/05/04	0.00	57.58	Current
BORDER STATES ELECTRIC SUPPLY	08/05/04	0.00	299.42	Current
NORTHWEST PIPE FITTINGS INC	08/05/04	0.00	23.85	Current
NORTHWEST PIPE FITTINGS INC	08/05/04	0.00	29.73	Current
ACTION BATTERY	08/05/04	0.00	1,466.83	Current
AMERICAN LINEN	08/06/04	0.00	75.04	Current
BIG SKY LINEN SUPPLY	08/06/04	0.00	27.70	Current
SOFTWARE PERFORMANCE, INC.	08/06/04	0.00	1,968.00	Current
SOFTWARE PERFORMANCE, INC.	08/06/04	0.00	1,838.20	Current
MADISON VALLEY HOSPITAL	08/06/04	0.00	25.00	Current
NITRO-GREEN	08/06/04	0.00	300.00	Current
ASPLUNDH TREE EXPERT CO	08/06/04	0.00	3,498.00	Current
ASPLUNDH TREE EXPERT CO	08/06/04	0.00	3,784.22	Current
ASPLUNDH TREE EXPERT CO	08/06/04	0.00	3,686.20	Current
ASPLUNDH TREE EXPERT CO	08/06/04	0.00	3,334.19	Current
UPONOR ALDYL COMPANY	08/06/04	0.00	204.23	Current
UPONOR ALDYL COMPANY	08/06/04	0.00	207.06	Current
A & A ASPHALT MAINTENANCE	08/06/04	0.00	808.50	Current
LC STAFFING SERVICE	08/06/04	0.00	2,169.49	Current
VERIZON WIRELESS BELLEVUE	08/06/04	0.00	234.71	Current
CON-WAY TRANSPORTION SERVICES INC	08/06/04	0.00	68.23	Current
UAP TIMBERLAND LLC	08/06/04	0.00	727.00	Current
UAP TIMBERLAND LLC	08/06/04	0.00	3,712.00	Current
UAP TIMBERLAND LLC	08/06/04	0.00	1,280.00	Current
HOULIHAN LOKEY HOWARD & ZUKIN	08/06/04	0.00	35,000.00	Current

PR NEWSWIRE INC	08/06/04	0.00	67.50	Current
PR NEWSWIRE INC	08/06/04	0.00	5,017.50	Current
CURTIS 1000	08/06/04	0.00	258.06	Current
CURTIS 1000	08/06/04	0.00	258.06	Current
GROEBNER & ASSOCIATES INC	08/06/04	0.00	101.84	Current
MIDWEST COPIER SOLUTIONS INC	08/06/04	0.00	45.02	Current
MIDWEST COPIER SOLUTIONS INC	08/06/04	0.00	45.02	Current
AMARIL UNIFORM CO	08/06/04	0.00	811.39	Current
AMARIL UNIFORM CO	08/06/04	0.00	317.50	Current
BORDER STATES ELECTRIC SUPPLY	08/06/04	0.00	11,291.26	Current
NORTHWEST PIPE FITTINGS INC	08/06/04	0.00	306.53	Current
TS VENDING SERVICE	08/06/04	0.00	59.32	Current
BIERSCHBACH EQUIPMENT & SUPPLY	08/06/04	0.00	480.72	Current
A-PLUS PRINTERS SERVICE & SUPPLIES	08/06/04	0.00	94.17	Current
SERVICEMASTER OF HURON	08/06/04	0.00	280.90	Current
HOWARD INDUSTRIES INC	08/07/04	0.00	7,728.00	Current
JIMBOS SEPTIC SERVICE	08/07/04	0.00	100.00	Current
G LEE CHRISTIE	08/08/04	0.00	60.00	Current
ASCOM HASLER LEASING	08/08/04	0.00	536.18	Current
ALLAN EDWARDS COMPANY	08/09/04	0.00	1,966.90	Current
PIERCE FLOORING	08/09/04	0.00	2,506.00	Current
BOLAND DRILLING COMPANY	08/09/04	0.00	9,699.00	Current
NITRO-GREEN	08/09/04	0.00	475.00	Current
VALMONT INDUSTRIES, INC.	08/09/04	0.00	1,229.00	Current
PMI EQUIPMENT COMPANY, INC.	08/09/04	0.00	1,888.60	Current
ANDERSON FORKLIFT INC	08/09/04	0.00	102.48	Current
ANDERSON FORKLIFT INC	08/09/04	0.00	54.50	Current
FEDERAL EXPRESS CORP	08/09/04	0.00	5.57	Current
ACTERNA	08/09/04	0.00	820.00	Current
ENERGY SHARE OF MONTANA	08/09/04	0.00	336.00	Current
THE CITY OF HAVRE	08/09/04	0.00	169.36	Current
GROEBNER & ASSOCIATES INC	08/09/04	0.00	8,401.12	Current
KELLY SERVICES INC	08/09/04	0.00	781.58	Current
HIGH VOLTAGE TEST LABORATORY	08/09/04	0.00	406.84	Current
BORDER STATES ELECTRIC SUPPLY	08/09/04	0.00	33.87	Current
BORDER STATES ELECTRIC SUPPLY	08/09/04	0.00	37.05	Current
BORDER STATES ELECTRIC SUPPLY	08/09/04	0.00	2,365.92	Current

BORDER STATES ELECTRIC SUPPLY	08/09/04	0.00	65.30	Current
BORDER STATES ELECTRIC SUPPLY	08/09/04	0.00	66.18	Current
BORDER STATES ELECTRIC SUPPLY	08/09/04	0.00	556.94	Current
BORDER STATES ELECTRIC SUPPLY	08/09/04	0.00	4,782.38	Current
BORDER STATES ELECTRIC SUPPLY	08/09/04	0.00	222.63	Current
BORDER STATES ELECTRIC SUPPLY	08/09/04	0.00	75.62	Current
BORDER STATES ELECTRIC SUPPLY	08/09/04	0.00	63.39	Current
LYLE SIGNS INC	08/09/04	0.00	378.36	Current
ECOLAB PEST ELIM. DIV.	08/09/04	0.00	90.63	Current
ECOLAB PEST ELIM. DIV.	08/09/04	0.00	214.65	Current
A-PLUS PRINTERS SERVICE & SUPPLIES	08/09/04	0.00	85.74	Current
C. LEE COOK	08/10/04	0.00	374.65	Current
INDUSTRIAL TOWEL & COVER SUPPLY	08/10/04	0.00	25.96	Current
2M COMPANY	08/10/04	0.00	77.34	Current
MARCH ENGINEERING INC	03/10/04	0.00	6,335.25	Current
FRONTIER LAWN & LANDSCAPING INC	08/10/04	0.00	111.00	Current
HOWARD INDUSTRIES INC	08/10/04	0.00	17,064.00	Current
HOWARD INDUSTRIES INC	08/10/04	0.00	4,268.00	Current
HOWARD INDUSTRIES INC	08/10/04	0.00	848.00	Current
THE NATIONAL LAUNDRY COMPANY	08/10/04	0.00	11.63	Current
FASTENAL COMPANY	08/10/04	0.00	116.80	Current
HELENA SAND & GRAVEL INC	08/10/04	0.00	197.40	Current
COOPER ENERGY SERVICES	08/10/04	0.00	130.21	Current
COOPER ENERGY SERVICES	08/10/04	0.00	1,182.67	Current
ENERGY SHARE OF MONTANA	08/10/04	0.00	469.00	Current
PR NEWSWIRE INC	08/10/04	0.00	31.50	Current
PR NEWSWIRE INC	08/10/04	0.00	1,750.50	Current
MUELLER COMPANY	08/10/04	0.00	391.60	Current
H & G CLEANERS	08/10/04	0.00	766.39	Current
BORDER STATES ELECTRIC SUPPLY	08/10/04	0.00	605.85	Current
BORDER STATES ELECTRIC SUPPLY	08/10/04	0.00	32.65	Current
BORDER STATES ELECTRIC SUPPLY	08/10/04	0.00	33.08	Current
BORDER STATES ELECTRIC SUPPLY	08/10/04	0.00	20.21	Current
DAKOTA SUPPLY GROUP	08/10/04	0.00	55.93	Current
DAYLIGHT DONUTS	08/10/04	0.00	16.32	Current
SAINT FRANCIS MEDICAL CENTER	08/10/04	0.00	21.45	Current
HYVEE #1632	08/10/04	0.00	129.56	Current

AMERICAN TRAILER & CAR SALES	08/10/04	0.00	235.32	Current
ECKMANN'S UPHOLSTERY	08/10/04	0.00	221.20	Current
M & L SUPPLY CO INC	08/11/04	0.00	99.93	Current
CENTRON SERVICES INC	08/11/04	0.00	5.00	Current
CENTRON SERVICES INC	08/11/04	0.00	1,604.22	Current
MARCH ENGINEERING INC	08/11/04	0.00	5,139.05	Current
A & A ASPHALT MAINTENANCE	08/11/04	0.00	300.00	Current
ITRON INC	08/11/04	0.00	27,840.00	Current
ORCOM SOLUTIONS	08/11/04	0.00	743.75	Current
FASTENAL COMPANY	08/11/04	0.00	73.00	Current
FEDERAL EXPRESS CORP	08/11/04	0.00	23.98	Current
FEDERAL EXPRESS CORP	08/11/04	0.00	3.45	Current
FEDERAL EXPRESS CORP	08/11/04	0.00	56.40	Current
DELL FINANCIAL SERVICES	08/11/04	0.00	177.90	Current
PATTERSON LAWN CARE	08/11/04	0.00	305.00	Current
HELENA SAND & GRAVEL INC	08/11/04	0.00	68.85	Current
USF REDDAWAY	08/11/04	0.00	121.77	Current
USF REDDAWAY	0811//04	0.00	38.12	Current
USF REDDAWAY	08/11/04	0.00	165.82	Current
ALLIANCE DATA SYSTEMS	08/11/04	0.00	209,966.72	Current
TRENDPOINT SYSTEMS LLC	08/11/04	0.00	1,340.00	Current
QWEST SOFTWARE	03/11/04	0.00	9,880.00	Current
ENERGY SHARE OF MONTANA	08/11/04	0.00	544.00	Current
BOB'S ELECTRIC OF MADISON INC	08/11/04	0.00	164.34	Current
STERN OIL COMPANY INC	08/11/04	0.00	3,009.60	Current
BORDER STATES ELECTRIC SUPPLY	08/11/04	0.00	128.57	Current
BORDER STATES ELECTRIC SUPPLY	08/11/04	0.00	67.80	Current
BORDER STATES ELECTRIC SUPPLY	08/11/04	0.00	98.33	Current
BORDER STATES ELECTRIC SUPPLY	08/11/04	0.00	11.73	Current
BORDER STATES ELECTRIC SUPPLY	08/11/04	0.00	409.19	Current
BORDER STATES ELECTRIC SUPPLY	08/11/04	0.00	122.93	Current
BORDER STATES ELECTRIC SUPPLY	08/11/04	0.00	278.77	Current
BORDER STATES ELECTRIC SUPPLY	03/11/04	0.00	834.92	Current
BORDER STATES ELECTRIC SUPPLY	08/11/04	0.00	535.38	Current
BORDER STATES ELECTRIC SUPPLY	03/11/04	0.00	64.24	Current
NORTHWEST PIPE FITTINGS INC	08/11/04	0.00	17.49	Current
H D ELECTRONICS, INC.	08/11/04	0.00	69.65	Current

BATES & ASSOCIATES INC	08/11/04	0.00	90.32	Current
MACLEAN POWER SYSTEMS	08/12/04	0.00	4,650.00	Current
ROSCOE STEEL & CULVERT COMPANY	08/12/04	0.00	1,545.00	Current
WESCO	08/12/04	0.00	1,175.00	Current
ESTEX MANUFACTURINC CO., INC.	08/12/04	0.00	62.40	Current
UPONOR ALDYL COMPANY	08/12/04	0.00	377.19	Current
UPONOR ALDYL COMPANY	08/12/04	0.00	113.52	Current
HOWARD INDUSTRIES INC	08/12/04	0.00	4,374.00	Current
ROCKY MOUNTAIN CONTRACTORS INC	08/12/04	0.00	941.50	Current
ROCKY MOUNTAIN CONTRACTORS INC	08/12/04	0.00	11,322.02	Current
ROCKY MOUNTAIN CONTRACTORS INC	08/12/04	0.00	4,839.70	Current
EARTH SATELLITE CORPORATION	08/12/04	0.00	9,572.50	Current
SALTZMAN'S FLEET & STREET	08/12/04	0.00	28.50	Current
USF REDDAWAY	08/12/04	0.00	108.65	Current
ECONO-EXPORT PROS INC	08/12/04	0.00	630.00	Current
GOLD STREET CLINIC	08/12/04	0.00	95.00	Current
ENERGY SHARE OF MONTANA	08/12/04	0.00	313.00	Current
HURON OVERHEAD DOOR COMPANY	08/12/04	0.00	222.17	Current
T & R SERVICE	08/12/04	0.00	45.00	Current
BJERKE SANITATION	08/12/04	0.00	62.40	Current
NORTHWEST PIPE FITTINGS INC	08/12/04	0.00	60.63	Current
NORTHWEST PIPE FITTINGS INC	08/12/04	0.00	93.39	Current
RAYMOND OIL COMPANY	08/12/04	0.00	31.80	Current
DAKOTA WATER SOFTENING	08/12/04	0.00	52.95	Current
PRUSSMAN CONTRACTING INC	08/12/04	0.00	255.00	Current
AMERICAN METER COMPANY	08/13/04	0.00	114.40	Current
BIG SKY LINEN SUPPLY	08/13/04	0.00	21.75	Current
ASPLUNDH TREE EXPERT CO	08/13/04	0.00	1,119.24	Current
ASPLUNDH TREE EXPERT CO	08/13/04	0.00	3,138.80	Current
ASPLUNDH TREE EXPERT CO	08/13/04	0.00	3,750.00	Current
ASPLUNDH TREE EXPERT CO	08/13/04	0.00	3,649.20	Current
ASPLUNDH TREE EXPERT CO	08/13/04	0.00	3,450.97	Current
ASPLUNDH TREE EXPERT CO	08/13/04	0.00	3,727.66	Current
ASPLUNDH TREE EXPERT CO	08/13/04	0.00	3,498.19	Current
ASPLUNDH TREE EXPERT CO	08/13/04	0.00	3,814.57	Current
ASPLUNDH TREE EXPERT CO	08/13/04	0.00	556.57	Current
ASPLUNDH TREE EXPERT CO	08/13/04	0.00	2,623.83	Current

ASPLUNDH TREE EXPERT CO	08/13/04	0.00	327.78	Current
ASPLUNDH TREE EXPERT CO	08/13/04	0.00	5,405.55	Current
ASPLUNDH TREE EXPERT CO	08/13/04	0.00	841.37	Current
UPONOR ALDYL COMPANY	08/13/04	0.00	92.53	Current
FOUR CORNERS SUPPLY	08/13/04	0.00	368.00	Current
FOUR CORNERS SUPPLY	08/13/04	0.00	87.00	Current
FOUR CORNERS SUPPLY	08/13/04	0.00	220.50	Current
EAGLE LANDSCAPING	08/13/04	0.00	196.50	Current
EAGLE LANDSCAPING	08/13/04	0.00	635.00	Current
SCHWEITZER ENGINEERING LABORATORIES	08/13/04	0.00	3,350.00	Current
DELL COMPUTER CORPORATION	08/13/04	0.00	2,521.95	Current
DRESSER INC-MOONEY CONTROLS	08/13/04	0.00	152.15	Current
HELENA SAND & GRAVEL INC	08/13/04	0.00	50.89	Current
COOPER ENERGY SERVICES	08/13/04	0.00	937.86	Current
USF REDDAWAY	08/13/04	0.00	93.77	Current
TOWN OF COLUMBUS	08/13/04	0.00	175.00	Current
BUTTE-SILVER BOW PARKING COMMN	08/13/04	0.00	1,760.00	Current
MICROWAVE DATA SYSTEMS INC	08/13/04	0.00	1,942.65	Current
ELEMENT K JOURNALS	08/13/04	0.00	77.00	Current
BROOKINGS CITY LANDFILL	08/13/04	0.00	5.25	Current
DITCH WITCH OF NEBRASKA INC	08/13/04	0.00	921.33	Current
NEBRASKA PUBLIC POWER DISTRICT	08/13/04	0.00	23.24	Current
NEBRASKA PUBLIC POWER DISTRICT	08/13/04	0.00	486.56	Current
WHEELER'S INC	08/13/04	0.00	38.15	Current
AMARIL UNIFORM CO	08/13/04	0.00	40.37	Current
AMARIL UNIFORM CO	08/13/04	0.00	34.50	Current
DAKOTA SUPPLY GROUP	08/13/04	0.00	127.88	Current
NORTHWEST PIPE FITTINGS INC	08/13/04	0.00	89.04	Current
TS VENDING SERVICE	08/13/04	0.00	67.76	Current
A-PLUS PRINTERS SERVICE & SUPPLIES	08/13/04	0.00	65.00	Current
OSLIN NATION	08/13/04	0.00	1,104.65	Current
HOTTMAN MOWING SERVICE	08/14/04	0.00	1,060.00	Current
UNITED PARCEL SERVICE	08/14/04	0.00	10.00	Current
JOHNSON CONTROLS INC	08/15/04	0.00	800.00	Current
CENTRAL MONTANA COMMUNICATIONS INC	08/15/04	0.00	46.24	Current

CENTRAL MONTANA COMMUNICATIONS INC	08/15/04	0.00	44.71	Current
SPHERION CORPORATION	08/15/04	0.00	273.60	Current
SPHERION CORPORATION	08/15/04	0.00	1,972.90	Current
TOTAL ASPHALT REPAIR INC	08/15/04	0.00	450.00	Current
SWEET PEA SEWER & SEPTIC MSO, INC	08/15/04	0.00	75.00	Current
SWEET PEA SEWER & SEPTIC MSO, INC	08/15/04	0.00	75.00	Current
BOYER LANDSCAPE & DESIGN	08/15/04	0.00	85.00	Current
ENERGY SHARE OF MONTANA	08/15/04	0.00	409.00	Current
CULLIGAN WATER CONDITIONING	08/16/04	0.00	4.00	Current
NORTHWEST PIPE FITTINGS, INC.	08/16/04	0.00	21.20	Current
NORTHWEST PIPE FITTINGS, INC.	08/16/04	0.00	1,369.00	Current
NORTHWEST PIPE FITTINGS, INC.	08/16/04	0.00	528.40	Current
NORTHWEST PIPE FITTINGS, INC.	08/16/04	0.00	887.92	Current
NORTHWEST PIPE FITTINGS, INC.	08/16/04	0.00	1,065.63	Current
NORTHWEST PIPE FITTINGS, INC.	08/16/04	0.00	38.60	Current
NORTHWEST PIPE FITTINGS, INC.	08/16/04	0.00	244.55	Current
SETON IDENTIFICATION PRODUCTS	08/16/04	0.00	87.16	Current
ENERGY LABORATORIES INC	08/16/04	0.00	157.65	Current
DRESSER MEASUREMENT OPERATIONS	08/16/04	0.00	2,280.00	Current
FIRE SUPPRESSION SYSTEMS INC	08/16/04	0.00	382.00	Current
UPONOR ALDYL COMPANY	08/16/04	0.00	21.38	Current
UPONOR ALDYL COMPANY	08/16/04	0.00	115.10	Current
A&A ASPHALT MAINTENANCE	08/16/04	0.00	1,645.00	Current
INTERSTATE BATTERIES OF BILLINGS	08/16/04	0.00	56.95	Current
SIEMENS POWER T & D, INC.	08/16/04	0.00	375.00	Current
WATER & ENVIRONMENTAL	08/16/04	0.00	1,530.00	Current
DECKER ARCHITECTURE PC	08/16/04	0.00	1,200.00	Current
PAR ELECTRIC CONTRACTORS INC	08/16/04	0.00	53.73	Current
PAR ELECTRIC CONTRACTORS INC	08/16/04	0.00	1,376.41	Current
PAR ELECTRIC CONTRACTORS INC	08/16/04	0.00	3,212.99	Current
ECONO-EXPORT PROS INC	08/16/04	0.00	630.00	Current
ENERGY SHARE OF MONTANA	08/16/04	0.00	399.00	Current
THE CITY OF HAVRE	08/16/04	0.00	960.18	Current
KELLY SERVICES INC	08/16/04	0.00	781.58	Current
A & B BUSINESS EQUIPMENT INC	08/16/04	0.00	241.34	Current
BORDER STATES ELECTRIC SUPPLY	08/16/04	0.00	1,650.03	Current
BORDER STATES ELECTRIC SUPPLY	08/16/04	0.00	1,390.31	Current

BORDER STATES ELECTRIC SUPPLY	08/16/04	0.00	358.28	Current
BORDER STATES ELECTRIC SUPPLY	08/16/04	0.00	68.04	Current
BORDER STATES ELECTRIC SUPPLY	08/16/04	0.00	649.83	Current
NORTHWEST PIPE FITTINGS INC	08/16/04	0.00	35.51	Current
NORTHWEST PIPE FITTINGS, INC.	08/17/04	0.00	4.70	Current
NORTHWEST PIPE FITTINGS, INC.	08/17/04	0.00	252.80	Current
NORTHWEST PIPE FITTINGS, INC.	05/17/04	0.00	9.06	Current
SAFWAY SUPPLY INC	08/17/04	0.00	85.20	Current
SAFWAY SUPPLY INC	08/17/04	0.00	284.00	Current
SETON IDENTIFICATION PRODUCTS	08/17/04	0.00	1,655.95	Current
INDUSTRIAL TOWEL & COVER SUPPLY	08/17/04	0.00	37.03	Current
INDUSTRIAL TOWEL & COVER SUPPLY	08/17/04	0.00	9.69	Current
INDUSTRIAL TOWEL & COVER SUPPLY	08/17/04	0.00	7.60	Current
E J BROOKS COMPANY	08/17/04	0.00	600.00	Current
DRESSER MEASUREMENT OPERATIONS	08/17/04	0.00	3,350.00	Current
ORKIN EXTERMINATORS CO., INC.	08/17/04	0.00	83.16	Current
NORTHWEST MACHINERY INC	08/17/04	0.00	721.10	Current
HOWARD INDUSTRIES INC	08/17/04	0.00	1,938.00	Current
NEWSDATA CORPORATION	08/17/04	0.00	3,510.00	Current
THE NATIONAL LAUNDRY COMPANY	08/17/04	0.00	11.63	Current
VALLEY IRRIGATION	08/17/04	0.00	47.40	Current
FRANCOTYP-POSTALIE INC	08/17/04	0.00	157.50	Current
ELM LOCATING & UTILITY SERVICES	08/17/04	0.00	7,323.95	Current
ELM LOCATING & UTILITY SERVICES	08/17/04	0.00	1,796.30	Current
HOLLOW CONTRACTING INC	08/17/04	0.00	3,983.93	Current
ALL-IN-ONE MICROFILM & IMAGING INC	08/17/04	0.00	160.00	Current
ELSTER ELECTRICITY LLC	08/17/04	0.00	1,404.00	Current
USF REDDAWAY	08/17/04	0.00	44.78	Current
USF REDDAWAY	08/17/04	0.00	80.57	Current
USF REDDAWAY	08/17/04	0.00	58.46	Current
USF REDDAWAY	08/17/04	0.00	118.21	Current
USF REDDAWAY	08/17/04	0.00	43.43	Current
ENERGY SHARE OF MONTANA	08/17/04	0.00	248.00	Current
OCCUPATIONAL HEALTH & WELLNESS	08/17/04	0.00	75.00	Current
LEONARD, STREET & DEINARD	08/17/04	0.00	51,866.20	Current
UPONOR ALDYL COMPANY	08/17/04	0.00	3,871.12	Current
UPONOR ALDYL COMPANY	08/17/04	0.00	5,278.05	Current

BURMEISTER ELECTRIC COMPANY	08/17/04	0.00	1,036.65	Current
MIDWEST COPIER SOLUTIONS INC	08/17/04	0.00	61.48	Current
MIDWEST COPIER SOLUTIONS INC	08/17/04	0.00	45.02	Current
MIDWEST COPIER SOLUTIONS INC	08/17/04	0.00	45.02	Current
NEBRASKA PUBLIC POWER DISTRICT	08/17/04	0.00	20.12	Current
BORDER STATES ELECTRIC SUPPLY	08/17/04	0.00	2,091.99	Current
BORDER STATES ELECTRIC SUPPLY	08/17/04	0.00	969.90	Current
BORDER STATES ELECTRIC SUPPLY	08/17/04	0.00	2,467.92	Current
BORDER STATES ELECTRIC SUPPLY	08/17/04	0.00	536.79	Current
BORDER STATES ELECTRIC SUPPLY	08/17/04	0.00	663.48	Current
NORTHWEST PIPE FITTINGS, INC.	08/17/04	0.00	61.81	Current
NORTHWEST PIPE FITTINGS, INC.	08/18/04	0.00	23.44	Current
NORTHWEST PIPE FITTINGS, INC.	08/18/04	0.00	44.60	Current
NORTHWEST PIPE FITTINGS, INC.	08/18/04	0.00	140.70	Current
NORTHWEST PIPE FITTINGS, INC.	08/18/04	0.00	219.44	Current
WESCO	08/18/04	0.00	342.12	Current
WESCO	08/18/04	0.00	390.94	Current
UPONOR ALDYL COMPANY	08/18/04	0.00	117.13	Current
REDMAN PIPE AND SUPPLY COMPANY	08/18/04	0.00	525,473.76	Current
GROEBNER & ASSOCIATES INC	08/18/04	0.00	77.50	Current
ROCKY MOUNTAIN CONTRACTORS INC	08/18/04	0.00	10,675.17	Current
FEDERAL EXPRESS CORP	08/18/04	0.00	22.34	Current
FEDERAL EXPRESS CORP	08/18/04	0.00	11.00	Current
FEDERAL EXPRESS CORP	08/18/04	0.00	35.72	Current
FEDERAL EXPRESS CORP	08/18/04	0.00	40.22	Current
FEDERAL EXPRESS CORP	08/18/04	0.00	58.87	Current
FEDERAL EXPRESS CORP	08/18/04	0.00	37.81	Current
FEDERAL EXPRESS CORP	08/18/04	0.00	30.82	Current
PAR ELECTRIC CONTRACTORS INC	08/18/04	0.00	993.62	Current
USF REDDAWAY	08/18/04	0.00	104.06	Current
USF REDDAWAY	08/18/04	0.00	51.30	Current
USF REDDAWAY	08/18/04	0.00	45.66	Current
ECONO-EXPORT PROS INC	08/18/04	0.00	630.00	Current
ENERGY SHARE OF MONTANA	08/18/04	0.00	227.00	Current
THE BAYARD FIRM	08/18/04	0.00	5,344.90	Current
ELECTROTECH INC	08/18/04	0.00	1,981.00	Current
BORDER STATES ELECTRIC SUPPLY	08/18/04	0.00	1,003.18	Current

BORDER STATES ELECTRIC SUPPLY	08/18/04	0.00	1,643.21	Current
BORDER STATES ELECTRIC SUPPLY	08/18/04	0.00	522.36	Current
BORDER STATES ELECTRIC SUPPLY	08/18/04	0.00	2,861.46	Current
BORDER STATES ELECTRIC SUPPLY	08/18/04	0.00	98.46	Current
BORDER STATES ELECTRIC SUPPLY	08/18/04	0.00	122.93	Current
BORDER STATES ELECTRIC SUPPLY	08/18/04	0.00	127.03	Current
BORDER STATES ELECTRIC SUPPLY	08/18/04	0.00	834.03	Current
BORDER STATES ELECTRIC SUPPLY	08/18/04	0.00	910.86	Current
BORDER STATES ELECTRIC SUPPLY	08/18/04	0.00	200.84	Current
BORDER STATES ELECTRIC SUPPLY	08/18/04	0.00	1,436.40	Current
NORTHWEST PIPE FITTINGS INC	08/18/04	0.00	36.93	Current
NORTHWEST PIPE FITTINGS INC	08/18/04	0.00	126.06	Current
MGE UPS SYSTEMS	08/18/04	0.00	18,611.48	Current
ROUNDS BROS. TRENCHING	08/18/04	0.00	7,344.00	Current
NORTHWEST PIPE FITTINGS, INC.	08/19/04	0.00	6,687.36	Current
NORTHWEST PIPE FITTINGS, INC.	08/19/04	0.00	15.10	Current
V-1 PROPANE	08/19/04	0.00	18.43	Current
UPONOR ALDYL COMPANY	08/19/04	0.00	36.31	Current
UPONOR ALDYL COMPANY	08/19/04	0.00	118.58	Current
UPONOR ALDYL COMPANY	08/19/04	0.00	215.75	Current
HIGH COUNTRY LINEN SUPPLY CO	08/19/04	0.00	15.20	Current
CARGO PROTECTORS INC	08/19/04	0.00	3,906.00	Current
HOWARD INDUSTRIES INC	08/19/04	0.00	3,516.00	Current
HOWARD INDUSTRIES INC	08/19/04	0.00	3,889.00	Current
HOWARD INDUSTRIES INC	08/19/04	0.00	9,584.00	Current
DEGIDIO SHEET METAL	08/19/04	0.00	112.00	Current
WELD TECH	08/19/04	0.00	45.00	Current
GROEBNER & ASSOCIATES INC	08/19/04	0.00	91.80	Current
ROCKY MOUNTAIN CONTRACTORS INC	08/19/04	0.00	8,736.00	Current
ROCKY MOUNTAIN CONTRACTORS INC	08/19/04	0.00	10,420.23	Current
ROCKY MOUNTAIN CONTRACTORS INC	08/19/04	0.00	8,449.34	Current
ROCKY MOUNTAIN CONTRACTORS INC	08/19/04	0.00	11,760.18	Current
ROCKY MOUNTAIN CONTRACTORS INC	08/19/04	0.00	7,454.29	Current
ROCKY MOUNTAIN CONTRACTORS INC	08/19/04	0.00	8,010.55	Current
ROCKY MOUNTAIN CONTRACTORS INC	08/19/04	0.00	8,336.50	Current
ROCKY MOUNTAIN CONTRACTORS INC	08/19/04	0.00	8,418.29	Current
ROCKY MOUNTAIN CONTRACTORS INC	08/19/04	0.00	12,732.16	Current

ROCKY MOUNTAIN CONTRACTORS INC	08/19/04	0.00	1,143.25	Current
ROCKY MOUNTAIN CONTRACTORS INC	08/19/04	0.00	8,600.60	Current
ROCKY MOUNTAIN CONTRACTORS INC	08/19/04	0.00	2,209.27	Current
ROCKY MOUNTAIN CONTRACTORS INC	08/19/04	0.00	13,705.36	Current
ROCKY MOUNTAIN CONTRACTORS INC	08/19/04	0.00	1,285.86	Current
ROCKY MOUNTAIN CONTRACTORS INC	08/19/04	0.00	5,070.71	Current
ROCKY MOUNTAIN CONTRACTORS INC	08/19/04	0.00	5,839.84	Current
ROCKY MOUNTAIN CONTRACTORS INC	08/19/04	0.00	13,902.67	Current
ROCKY MOUNTAIN CONTRACTORS INC	08/19/04	0.00	6,653.47	Current
ROCKY MOUNTAIN CONTRACTORS INC	08/19/04	0.00	9,650.12	Current
AT&T ONE NET SERVICE	08/19/04	0.00	10,607.54	Current
AT&T ONE NET SERVICE	08/19/04	0.00	30,724.99	Current
HELENA SAND & GRAVEL INC	08/19/04	0.00	137.15	Current
ESSI	08/19/04	0.00	8,500.00	Current
ENERGY SHARE OF MONTANA	08/19/04	0.00	100.00	Current
ENERGY SHARE OF MONTANA	08/19/04	0.00	248.00	Current
CITY OF CONRAD	08/19/04	0.00	175.00	Current
PAUL, WEISS, RIFKIND, WHARTON & GAR	08/19/04	0.00	31,826.80	Current
WARREN H SMITH & ASSOCIATES PC	08/19/04	0.00	3,986.70	Current
BORDER STATES ELECTRIC SUPPLY	08/19/04	0.00	33.32	Current
NORTHWEST PIPE FITTINGS INC	08/19/04	0.00	255.32	Current
NOVASPECT INC	08/19/04	0.00	90.44	Current
XPEDX	08/20/04	0.00	96.49	Current
NORTHWEST PIPE FITTINGS, INC.	08/20/04	0.00	11.60	Current
NORTHWEST PIPE FITTINGS, INC.	08/20/04	0.00	344.00	Current
NORTHWEST PIPE FITTINGS, INC.	08/20/04	0.00	6.32	Current
NORTHWEST PIPE FITTINGS, INC.	08/20/04	0.00	20.60	Current
NORTHWEST PIPE FITTINGS, INC.	08/20/04	0.00	78.40	Current
NORTHWEST PIPE FITTINGS, INC.	08/20/04	0.00	8.10	Current
NORTHWEST PIPE FITTINGS, INC.	08/20/04	0.00	7.60	Current
NORTHWEST PIPE FITTINGS, INC.	08/20/04	0.00	82.80	Current
NORTHWEST PIPE FITTINGS, INC.	08/20/04	0.00	17.30	Current
AMERICAN LINEN	08/20/04	0.00	75.04	Current
BIG SKY LINEN SUPPLY	08/20/04	0.00	7.00	Current
ECOLAB PEST ELIMINATION DIVISION	08/20/04	0.00	42.00	Current
ECOLAB PEST ELIMINATION DIVISION	08/20/04	0.00	42.00	Current
ECOLAB PEST ELIMINATION DIVISION	08/20/04	0.00	42.00	Current

PROJECT TELEPHONE COMPANY INC	08/20/04	0.00	191.44	Current
ASPLUNDH TREE EXPERT CO	08/20/04	0.00	2,623.64	Current
HOWARD INDUSTRIES INC	08/20/04	0.00	7,084.00	Current
HOWARD INDUSTRIES INC	08/20/04	0.00	2,808.00	Current
HOWARD INDUSTRIES INC	08/20/04	0.00	7,088.00	Current
HOWARD INDUSTRIES INC	08/20/04	0.00	6,016.00	Current
DRILLWORX LLC	08/20/04	0.00	3,322.50	Current
DRILLWORX LLC	08/20/04	0.00	3,528.00	Current
FEDERAL EXPRESS CORP	08/20/04	0.00	286.27	Current
HELENA SAND & GRAVEL INC	08/20/04	0.00	590.00	Current
CITY OF HELENA-BUILDING DEPT.	08/20/04	0.00	70.00	Current
ENERGY SHARE OF MONTANA	08/20/04	0.00	184.00	Current
CAPITAL ONE CENTER	08/20/04	0.00	2,413.72	Current
NELSON TECHNOLOGIES INC	08/20/04	0.00	819.35	Current
AMERICAN METER COMPANY	08/20/04	0.00	25,970.00	Current
DAKOTA SUPPLY GROUP	08/20/04	0.00	3,651.70	Current
TS VENDING SERVICE	08/20/04	0.00	42.37	Current
GREGORY & COOK INC	08/22/04	0.00	140,502.84	Current
BELL LUMBER & POLE COMPANY	08/23/04	0.00	676.00	Current
BELL LUMBER & POLE COMPANY	08/23/04	0.00	18,928.00	Current
BELL LUMBER & POLE COMPANY	08/23/04	0.00	20,956.00	Current
FARMER BROTHERS COFFEE	08/23/04	0.00	95.40	Current
HELENA SAND & GRAVEL INC	08/23/04	0.00	100.53	Current
SCOTT LIND	08/23/04	0.00	80.00	Current
ENERGY SHARE OF MONTANA	08/23/04	0.00	277.00	Current
GROEBNER & ASSOCIATES INC	08/23/04	0.00	405.41	Current
GROEBNER & ASSOCIATES INC	08/23/04	0.00	601.22	Current
GROEBNER & ASSOCIATES INC	08/23/04	0.00	205.03	Current
GROEBNER & ASSOCIATES INC	08/23/04	0.00	50.15	Current
GROEBNER & ASSOCIATES INC	08/23/04	0.00	213.38	Current
GROEBNER & ASSOCIATES INC	08/23/04	0.00	526.99	Current
KELLY SUPPLY COMPANY	08/23/04	0.00	56.23	Current
KELLY SUPPLY COMPANY	08/23/04	0.00	54.32	Current
KELLY SUPPLY COMPANY	08/23/04	0.00	7.72	Current
BORDER STATES ELECTRIC SUPPLY	08/23/04	0.00	979.18	Current
BORDER STATES ELECTRIC SUPPLY	08/23/04	0.00	3,364.40	Current
BORDER STATES ELECTRIC SUPPLY	08/23/04	0.00	27.24	Current

BORDER STATES ELECTRIC SUPPLY	08/23/04	0.00	2,020.96	Current
BORDER STATES ELECTRIC SUPPLY	08/23/04	0.00	171.99	Current
BORDER STATES ELECTRIC SUPPLY	08/23/04	0.00	521.01	Current
PACIFIC-STEEL/HIDES/RECYCLING	08/24/04	0.00	880.30	Current
V-1 PROPANE	08/24/04	0.00	12.86	Current
KAPOR LUMBER PRODUCTS	08/24/04	0.00	578.08	Current
ELM LOCATING & UTILITY SERVICES	08/24/04	0.00	1,625.33	Current
ENERGY SHARE OF MONTANA	08/24/04	0.00	316.00	Current
ELM LOCATING & UTILITY SERVICES	08/24/04	0.00	5,839.29	Current
GROEBNER & ASSOCIATES INC	08/24/04	0.00	191.54	Current
GROEBNER & ASSOCIATES INC	08/24/04	0.00	991.63	Current
BORDER STATES ELECTRIC SUPPLY	08/24/04	0.00	1,969.62	Current
BORDER STATES ELECTRIC SUPPLY	08/24/04	0.00	1,345.23	Current
BORDER STATES ELECTRIC SUPPLY	08/24/04	0.00	1,404.11	Current
BORDER STATES ELECTRIC SUPPLY	08/24/04	0.00	249.00	Current
BORDER STATES ELECTRIC SUPPLY	08/24/04	0.00	2,200.95	Current
BORDER STATES ELECTRIC SUPPLY	08/24/04	0.00	1,291.82	Current
BELL LUMBER & POLE COMPANY	08/25/04	0.00	19,792.64	Current
BELL LUMBER & POLE COMPANY	08/25/04	0.00	20,238.95	Current
BELL LUMBER & POLE COMPANY	08/25/04	0.00	15,881.40	Current
BELL LUMBER & POLE COMPANY	08/25/04	0.00	4,865.00	Current
3-C ELECTRIC	08/25/04	0.00	15.40	Current
SUMMIT VALLEY BOTTLED WATER	08/25/04	0.00	20.00	Current
FARMER BROTHERS COFFEE	08/25/04	0.00	63.65	Current
ENERGY SHARE OF MONTANA	08/25/04	0.00	175.00	Current
UNITED WAY OF YELLOWSTONE CO.	08/25/04	0.00	200.00	Current
TOWN PUMP INC	08/26/04	0.00	3,885.38	Current
ENERGY SHARE OF MONTANA	08/26/04	0.00	23.54	Current
ENERGY SHARE OF MONTANA	08/26/04	0.00	225.00	Current
BILL CIARLONE	08/26/04	0.00	3,276.93	Current
MID DAKOTA RURAL WATER SYSTEM	08/26/04	0.00	975.00	Current
L S JENSEN CONSTRUCTION & PAVING	08/29/04	0.00	172.15	Current
ENERGY SHARE OF MONTANA	08/29/04	0.00	322.00	Current
D&T COATINGS	08/30/04	0.00	140.00	Current
ENERGY SHARE OF MONTANA	08/30/04	0.00	182.00	Current
THE MISSOULIAN	08/31/04	0.00	400.00	Current
MARKS-MILLER POST & POLE INC	08/31/04	0.00	3,294.50	Current

WHITE & CASE LLP	08/31/04	0.00	26,536.34	Current
MERRILL COMMUNICATIONS, LLC	08/31/04	0.00	10,565.60	Current
THE PAYDAY/PRINT SHOP	09/14/04	0.00	65.00	Current
TOUCH AMERICA INC		0.00	15.00	Current
WESTERN ENERGY COMPANY		0.00	711.04	Current
ALCOA FUJIKURA, LTD		0.00	149.22	Current
NEWELL PORCELAIN COMPANY INC		0.00	724.38	Current
EASTMAN KODAK COMPANY		0.00	495.00	Current
FAMILIAN NORTHWEST		0.00	13.05	Current
GANS INK & SUPPLY COMPANY, INC.		0.00	251.78	Current
GE SUPPORT SERVICES LP		0.00	616.00	Current
IBM CORPORATION		0.00	977.94	Current
MONTANA ELECTRIC SUPPLY		0.00	761.89	Current
NORTHWEST PIPE FITTINGS, INC.		0.00	26.38	Current
WESCO		0.00	314.75	Current
WESCO		0.00	95.00	Current
XEROX CORPORATION		0.00	4,523.23	Current
XEROX CORPORATION		0.00	4,523.23	Current
ENERGY LABORATORIES INC		0.00	1,072.65	Current
INDUSTRIAL TOWEL & COVER SUPPLY		0.00	33.65	Current
INDUSTRIAL TOWEL & COVER SUPPLY		0.00	41.40	Current
SUN RIVER ELECTRIC COOPERATIVE		0.00	23.92	Current
SUN RIVER ELECTRIC COOPERATIVE		0.00	24.22	Current
SUN RIVER ELECTRIC COOPERATIVE		0.00	25.42	Current
THOMAS' INC		0.00	119.24	Current
THOMAS' INC		0.00	154.66	Current
CENTURYTEL (FORMER-PTI)		0.00	91.77	Current
ECOLAB PEST ELIMINATION DIVISION		0.00	50.00	Current
ECOLAB PEST ELIMINATION DIVISION		0.00	71.60	Current
TRIANGLE TELEPHONE COOP. ASSN.		0.00	15.00	Current
BLACKFOOT TELEPHONE COOP INC		0.00	13.70	Current
BLACKFOOT TELEPHONE COOP INC		0.00	13.70	Current
BLACKFOOT TELEPHONE COOP INC		0.00	25.44	Current
FERGUS ELECTRIC COOPERATIVE		0.00	2.54	Current
FERGUS ELECTRIC COOPERATIVE		0.00	0.71	Current
INTERIOR PLANT DESIGNS		0.00	265.00	Current
MONTANA DAKOTA UTILITIES CO.		0.00	1,136.00	Current

MONTANA DAKOTA UTILITIES CO.	0.00	1,477.50	Current
MARIAS RIVER ELECTRIC COOPERATIVE	0.00	53.00	Current
SUMMIT VALLEY BOTTLED WATER	0.00	16.00	Current
PORTLAND GENERAL ELECTRIC	0.00	2,107.32	Current
TOUCH AMERICA INC	0.00	681.28	Current
TOUCH AMERICA INC	0.00	15.00	Current
TOUCH AMERICA INC	0.00	18.95	Current
ENERGY CONTROL SYSTEMS INC	0.00	91.04	Current
UPONOR ALDYL COMPANY	0.00	11,744.08	Current
UPONOR ALDYL COMPANY	0.00	11,385.22	Current
RUSSELL HUGHES	0.00	125.00	Current
HELENA CHEMICAL CO	0.00	480.60	Current
HILL COUNTY ELECTRIC COOPERATIVE IN	0.00	16.11	Current
SOMERA COMMUNICATIONS	0.00	900.00	Current
MACHINERY POWER & EQUIPMENT	0.00	821.35	Current
AREVA T&D CORPORATION	0.00	3,000.00	Current
WESTERN MONTANA PUBLISHING GROUP	0.00	646.50	Current
3 RIVERS WIRELESS	0.00	74.51	Current
3 RIVERS WIRELESS	0.00	59.70	Current
3 RIVERS WIRELESS	0.00	60.57	Current
POWER ENGINEERS INCORPORATED	0.00	21,204.80	Current
GROEBNER & ASSOCIATES INC	0.00	246.96	Current
KBOW RADIO	0.00	315.00	Current
QWEST	0.00	95.35	Current
QWEST	0.00	95.35	Current
VERIZON WIRELESS BELLEVUE	0.00	2,397.66	Current
RUSSELL REYNOLDS ASSOC INC	0.00	148,333.00	Current
AT&T ONENET SERVICE	0.00	20,796.17	Current
CON-WAY TRANSPORTION SERVICES INC	0.00	1,222.47	Current
PAIGE ELECTRIC CO	0.00	125.65	Current
FEDEX FREIGHT WEST	0.00	1,027.35	Current
MIDWEST MOTOR EXPRESS INC	0.00	522.25	Current
MIDWEST MOTOR EXPRESS INC	0.00	48.95	Current
SCOTT LIND	0.00	180.00	Current
ALCATEL USA	0.00	9,318.42	Current
REVENUE MANAGEMENT	0.00	206.40	Current
TOWN OF BRIDGER	0.00	47.26	Current

CITY OF GREAT FALLS MONTANA	0.00	78.39	Current
MSU—NORTHERN	0.00	4,500.00	Current
LIVINGSTON UTILITY DEPARTMENT	0.00	107.21	Current
MR. DON JENNI	0.00	490.80	Current
CITY OF HAMILTON	0.00	50.00	Current
TOWN OF FAIRFIELD	0.00	38.17	Current
INFORMATION SYSTEMS AUDIT &	0.00	60.00	Current
PPL MONTANA LLC	0.00	5,398.02	Current
WESTERN ELECTRICITY COORDINATING	0.00	8,319.65	Current
MONSTER.COM	0.00	12,000.00	Current
MERRILL COMMUNICATIONS, LLC.	0.00	721.22	Current
MERRILL COMMUNICATIONS, LLC.	0.00	270.72	Current
MERRILL COMMUNICATIONS, LLC.	0.00	2,036.75	Current
LEONARD, STREET & DEINARD	0.00	58,589.60	Current
LEONARD, STREET & DEINARD	0.00	36,204.70	Current
LEONARD, STREET & DEINARD	0.00	42,810.20	Current
LEONARD, STREET & DEINARD	0.00	57,360.00	Current
LEONARD, STREET & DEINARD	0.00	58,720.10	Current
ROSENBLUTH INTERNATIONAL	0.00	6,852.63	Current
PAUL, WEISS, RIFKIND, WHARTON & GAR	0.00	18,489.50	Current
PAUL, WEISS, RIFKIND, WHARTON & GAR	0.00	20,312.30	Current
PAUL, WEISS, RIFKIND, WHARTON & GAR	0.00	19,023.80	Current
PAUL, WEISS, RIFKIND, WHARTON & GAR	0.00	17,981.10	Current
PAUL, WEISS, RIFKIND, WHARTON & GAR	0.00	43,624.90	Current
PAUL, WEISS, RIFKIND, WHARTON & GAR	0.00	39,353.50	Current
HOULIHAN LOKEY HOWARD & ZUKIN	0.00	35,000.00	Current
HOULIHAN LOKEY HOWARD & ZUKIN	0.00	36,244.06	Current
HOULIHAN LOKEY HOWARD & ZUKIN	0.00	35,000.00	Current
HOULIHAN LOKEY HOWARD & ZUKIN	0.00	70,000.00	Current
THE BAYARD FIRM	0.00	3,236.83	Current
THE BAYARD FIRM	0.00	3,010.50	Current
THE BAYARD FIRM	0.00	307.07	Current
THE BAYARD FIRM	0.00	2,388.10	Current
THE BAYARD FIRM	0.00	3,632.90	Current
THE BAYARD FIRM	0.00	4,531.80	Current
THE BAYARD FIRM	0.00	5,764.80	Current
WARREN H SMITH & ASSOCIATES PC	0.00	1,004.00	Current

WARREN H SMITH & ASSOCIATES PC	0.00	3,158.90	Current
WARREN H SMITH & ASSOCIATES PC	0.00	2,429.30	Current
ADP INVESTOR COMM. SERV.	0.00	2,700.57	Current
TOWERS PERRIN	0.00	3,978.00	Current
MERRILL COMMUNICATIONS, LLC.	0.00	285.53	Current
GROEBNER & ASSOCIATES INC	0.00	699.43	Current
GROEBNER & ASSOCIATES INC	0.00	172.78	Current
GROEBNER & ASSOCIATES INC	0.00	400.37	Current
GROEBNER & ASSOCIATES INC	0.00	40.13	Current
LINWELD	0.00	16.38	Current
PROFESSIONAL MAILING & MARKETING	0.00	2,034.44	Current
THE AVON CLARION	0.00	10.00	Current
GROTE ROOFING CO.	0.00	90.38	Current
CITY OF HOWARD	0.00	2.12	Current
JD CONCRETE PRODUCTS	0.00	38.43	Current
KRUG PRODUCTS INC	0.00	172.48	Current
CITY OF KEARNEY	0.00	22.50	Current
LAKE REGION ELECTRIC ASSOC. IN	0.00	4.63	Current
CITY OF MITCHELL	0.00	8.00	Current
CITY OF PARKSTON	0.00	1.04	Current
ROUNDS BROTHERS TRENCHING	0.00	4,284.00	Current
ROUNDS BROTHERS TRENCHING	0.00	297.59	Current
ROUNDS BROTHERS TRENCHING	0.00	3,228.30	Current
SIEMENS POWER TRANSMISSION	0.00	10,388.00	Current
SANTEL COMMUNICATIONS	0.00	16.05	Current
CENTRAL DAKOTA TIMES	0.00	13.50	Current
THOMSON FINANCIAL/CARSON	0.00	546.25	Current
ALTEC INDUSTRIES INC	0.00	152.61	Current
BORDER STATES ELECTRIC SUPPLY	0.00	10,783.88	Current
BORDER STATES ELECTRIC SUPPLY	0.00	771.25	Current
BORDER STATES ELECTRIC SUPPLY	0.00	60.82	Current
BORDER STATES ELECTRIC SUPPLY	0.00	85.36	Current
BORDER STATES ELECTRIC SUPPLY	0.00	175.30	Current
BORDER STATES ELECTRIC SUPPLY	0.00	3,680.88	Current
BORDER STATES ELECTRIC SUPPLY	0.00	351.07	Current
BORDER STATES ELECTRIC SUPPLY	0.00	205.20	Current
NORTHWEST PIPE FITTINGS INC	0.00	250.62	Current

NOVASPECT INC		0.00	404.13	Current
FAULKTON FARMERS ELEVATOR CO		0.00	3,042.00	Current
HOWARD INDUSTRIES INC		0.00	5,564.00	Current
BASIN ELECTRIC POWER COOPERATIVE		0.00	68,600.00	Current
NORTHWESTERN ENERGY-CHAMBERLAIN		0.00	78.30	Current
SIOUX VALLEY ENERGY		0.00	23.00	Current
AVERA UNITED CLINIC		0.00	85.00	Current
CITY TREASURERS OFFICE		0.00	87.04	Current
THE PORT AUTHORITY OF NV & NJ		0.00	27.93	Current
S & C ELECTRIC COMPANY		0.00	5,075.00	Current
NORTH EASTERN SD HEALTH PLAN		0.00	5,000.00	Current
JOHNSON BROS. CONTRACTING INC		0.00	23.00	Current
ABERDEEN CHAMBER OF COMMERCE		0.00	3,489.00	Current
ELM LOCATING & UTILITY SERVICES		0.00	886.72	Current
AT&T	09/21/03	22.96	0.00
O C TANNER RECOGNITION COMPANY	09/24/03	134.58	0.00
CURTIS 1000	09/24/03	28.60	0.00
CURTIS 1000	09/24/03	18.93	0.00
FAMILIAN NORTHWEST	09/25/03	9.87	0.00
MACHINERY POWER & EQUIPMENT	09/25/03	1,000.00	0.00
FAMILIAN NORTHWEST	09/28/03	182.40	0.00
ORCOM PARTIAL REFUND CLEARING ACCT	09/29/03	73.21	0.00
VALLEY WELDERS SUPPLY INC	10/14/03	41.58	0.00
AT & T	11/01/03	3,966.95	0.00
OVERHEAD DOOR COMPANY OF BUTTE	11/05/03	1,495.00	0.00
WASHINGTON GROUP INTERNATIONAL INC	12/30/03	20,273.84	0.00
LEWIS MFG & CONSTRUCTION, INC.	01/12/04	4,150.00	0.00
NATIONAL PRESS CLUB	01/23/04	250.50	0.00
TOUCH AMERICA INC	01/28/04	18,290.75	0.00
NOVASPECT INC	02/18/04	404.13	0.00
ENERGY CONTROL SYSTEMS INC	02/23/04	91.04	0.00
EASTMAN KODAK COMPANY	03/01/04	495.00	0.00
KRUG PRODUCTS INC	03/01/04	172.48	0.00
SPRINT	03/01/04	7.06	0.00
NEWELL PORCELAIN COMPANY INC	03/02/04	724.38	0.00

BRENNTAG WEST INC	03/16/04	180.00	0.00
AT&T	04/01/04	387.93	0.00
INFORMATION SYSTEMS AUDIT &	04/05/04	60.00	0.00
GANS INK & SUPPLY COMPANY, INC.	04/09/04	251.78	0.00
GROEBNER & ASSOCIATES INC	04/09/04	699.43	0.00
BORDER STATES ELECTRIC SUPPLY	04/22/04	10,783.88	0.00
GRAYBAR ELECTRIC COMPANY INC	04/22/04	27.88	0.00
WILMORE ELECTRONICS CO INC	04/28/04	780.00	0.00
NORTHWEST PIPE FITTINGS, INC.	05/13/04	26.38	0.00
TFS ENERGY LLC	05/31/04	485.00	0.00
ITRON	06/16/04	6,187.50	0.00
UAP TIMBERLAND LLC	07/01/04	16,806.00	0.00
GROEBNER & ASSOCIATES INC	07/06/04	400.37	0.00
WELLS FARGO SHAROWNER SERVICES	07/07/04	2,537.91	0.00
SIEMENS POWER TRANSMISSION	07/08/04	3,195.00	0.00
AT&T	07/13/04	211.22	0.00
GROEBNER & ASSOCIATES INC	07/14/04	282.95	0.00
GLOBAL RENTAL CO INC	07/20/04	2,832.14	0.00
GROEBNER & ASSOCIATES INC	07/22/04	40.13	0.00
CITY OF YANKTON	08/02/04	13.72	0.00
DAVIS & DAVIS COMPANY	08/04/04	2,461.68	0.00
DAKOTA SUPPLY GROUP	08/16/04	62.01	0.00
B & B CONTRACTING	08/23/04	115.94	0.00
IBM CORPORATION	08/24/04	2,538.64	0.00
US BANK MT NATIONAL ASSOC	08/25/04	92,867.80	0.00
FED PAYROLL TAXES WELLS FARGO BANK	08/25/04	9,543.86	0.00
ARIZONA DEPARTMENT OF REVENUE	08/27/04	73.97	0.00
EnerGCOMM	08/27/04	17,236.64	0.00
MONTANA STATE TREASURER	08/27/04	36,810.00	0.00
MINNESOTA REVENUE	08/27/04	50.00	0.00
DEPARTMENT OF FINANCE &	08/27/04	259.20	0.00

		260,042.22	3,131,011.84

Note:    items without invoice dates represent those payables that, by nature, are considered current. Examples include payables for which goods have not yet been received and the contracted hold backs with a vendor due upon contract completion.

In re:	NORTHWESTERN CORPORATION Debtor	Case No. 03-12872 Reporting Period: 8/01/04 to 8/31/04

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Customer Accounts Receivable	Unbilled Accounts Receivable(1)	Other Accounts Receivable(2)	Total Accounts Receivable
Accounts Receivable at the beginning of the reporting period	$42,153,005	$26,947,084	$7,994,216	$77,094,305
+Amounts billed during the period	67,196,131			67,196,131
-Amounts collected during the period	(72,531,975)			(72,531,975)
-Amounts written off during the period (bad debts)	(286,751)			(286,751)
-Less refunds during the period	365,877			365,877
Net change in account		1,724,548	5,339,119	7,063,667

Total Accounts Receivable at the end of the reporting period	$36,896,287	$28,671,632	$13,333,335	$78,901,254

(1)
Unbilled A/R (for Montana utility) represents actual electric and gas utility service deliveries. It is based on estimates but is an accurate figure for expected collections (residential customers, within a month, industrial/commercial, within two months).

(2)
Other A/R primarily consists of the receivables side of netting agreements with energy suppliers (~$9-14 million). The remaining items are considered miscellaneous accounts receivable.

0-30 days old	$28,725,683
31-60 days old	4,483,304
61-90 days old	1,889,421
91+days old	1,797,879

Total Accounts Receivable	$36,896,287
Unbilled Accounts Receivable(3)	$28,671,632
Other Accounts Receivable(4)	13,333,335

Total Accounts Receivable	78,901,254

(3)
See footnote 1 above. Unbilled accounts receivable, by their nature, would be considered 0-30 days but have not been billed yet.

(4)
See footnote 2 above. Primarily consists of the receivables side of energy netting agreements (by nature 0-30 days).

DEBTOR QUESTIONNAIRE

1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been distributed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If not, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

In re:	NORTHWESTERN CORPORATION Debtor	Case No. 03-12872 Reporting Period: 8/01/04 to 8/31/04

ACCOUNTS RECEIVABLE RECONCILIATION
Continuation Sheet for MOR-5

Blue Dot Services, Inc.	(1,502,166)
Canadian Montana Pipeline Corporation	(1,414,997)
Clark Fork & Blackfoot, LLC	(4,761,779)
Netexit, Inc.	224,016,020
Grant Inc.	(642,148)
Montana Megawatts I, LLC	79,699,580
Nekota Resources Inc.	4,217,975
NorthWestern Capital Corporation	49,809,602
NorthWestern Corporation Services	3,659,441
NorthWestern Energy Corporation	(10,749,955)
NorthWestern Energy Marketing, LLC	1,397,320
NorthWestern Growth Corporation	582,904,834
NorCom Advanced Technologies, Inc.	11,542
Risk Partners Assurance, Ltd.	25,959

Net Intercompany Accounts Receivable (Payable)	$926,671,228

In re:	NORTHWESTERN CORPORATION Debtor	Case No. 03-12872 Reporting Period: 8/01/04 to 8/31/04

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11

NORTHWESTERN CORPORATION,	Case No. 03-12872 (CGC)

Debtor.

CERTIFICATE OF SERVICE

        I, William E. Chipman, Jr., hereby certify that on the September 21, 2004, I caused copies of the foregoing Monthly Operating Report for the Period 8/1/04 to 8/31/04 to be served upon the following Service List via First Class U.S. Mail and Hand Delivery for local counsel.

Via Hand Delivery Mark Kenney, Esq. Office of the United States Trustee 844 King Street, Room 2313 Wilmington, DE 19801	Via Hand Delivery Neil B. Glassman, Esq. Charlene D. Davis, Esq. The Bayard Firm 222 Delaware Avenue Wilmington, DE 19801
Via First Class Mail Jesse H. Austin, Esq. Karol Denniston, Esq. Paul, Hastings, Janofsky & Walker LLP 600 Peachtree Road, N.E. Atlanta, GA 30308	Via First Class mail William M. Austin, Esq. North Western Corporation 125 South Dakota Avenue, Ste. 11 Sioux Falls, S. Dakota 57104
Via First Class Mail Alan W. Kornberg, Esq. Paul, Weis, Rifkind, Wharton & Garrison LLP 1285 Avenue of the Americas New York, NY 10019	Via First Class Mail Timothy R. Pohl, Esq. Skadden Arps Slate Meagher & Flom 333 West Wacker Drive Chicago, IL 60606

Via First Class Mail Leonard Street and Deinard Michael G. Taylor 150 South Fifth Street, Suite 2300 Minneapolis, MN 55402	Via First Class Mail Graves law Offices, P.C. Lee C. Graves 619 W. Water Street, Suite 3C Peoria, IL 61602
Via First Class Mail Gavin Anderson & Company Robert Mead 220 East 42nd Street, Suite 408 New York, NY 10017	Via First Class Mail Paul Weiss Rifkind Wharton & Garrison LLP Alan W. Kornberg 1285 Avenue of the Americas New York, NY 10019-6064
Via First Class Mail Houlihan Lokey Howard & Zukin 225 S. Sixth Street, #4950 Minneapolis, MN 55402	Via First Class Mail Lazard Freres & Co. LLC Andrew T. Yearley 30 Rockefeller Plaza, 61st Floor New York, NY 10022
Via First Class Mail Vinson & Elkins, LLP R. Ramey Layne, Esq. 666 Fifth Avenue, 26th Floor New York, NY 10011	Via First Class Mail Angelo Gordon & Company Thomas Fuller 245 Park Avenue, 26th Floor New York, NY 10167-0002
Via First Class Mail Bryan Cave LLP Attn: Walter H. Curchack 1290 Avenue of the Americas New York, NY 10104	Via First Class Mail Winston Strawn LLP Attn: C. MacNeil Mitchell 200 Park Avenue New York, NY 10166
Via First Class Mail JP Morgan Chase Bank Attn: Romano Peluso, Vice President 4 New York Plaza New York, NY 10004-2413	Warren Smith Warren H. Smith & Associates, P.C. Republic Center 324 N. St. Paul, Suite 1275 Dallas, TX 75201

Date: September 21, 2004	William E. Chipman, Jr. (I.D.3818)

QuickLinks

Exhibit 2.3
UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE
MONTHLY OPERATING REPORT FOR THE PERIOD 8/01/04 TO 8/31/04
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
BANK ACCOUNTS Continuation Sheet for MOR-1
STATEMENT OF OPERATIONS (Income Statement)
STATEMENT OF OPERATIONS—continuation sheet
BALANCE SHEET
STATUS OF POSTPETITION TAXES
SUMMARY OF UNPAID POSTPETITION DEBTS
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
DEBTOR QUESTIONNAIRE
ACCOUNTS RECEIVABLE RECONCILIATION Continuation Sheet for MOR-5
IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE
CERTIFICATE OF SERVICE